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February 23, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C
     Registration No. 333-73544

Commissioners:

Merrill Lynch Life Insurance Company, on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT FILINGS:

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

MLIG VARIABLE INSURANCE TRUST

Roszel/JP Morgan International Equity Portfolio, SEC File No.: 811-21038 Roszel/Delaware Small-Mid Cap Growth Portfolio, SEC File No.: 811-21038 Roszel/AllianceBernstein Large Cap Core Portfolio, SEC File No.: 811-21038 Roszel/Lazard International Portfolio, SEC File No.: 811-21038
Roszel/Lord Abbett Government Securities Portfolio, SEC File No.: 811-21038 Roszel/Lord Abbett Large Cap Value Portfolio, SEC File No.: 811-21038 Roszel/BlackRock Fixed Income Portfolio, SEC File No.: 811-21038 Roszel/BlackRock Relative Value Portfolio, SEC File No.: 811-21038 Roszel/Loomis Sayles Large Cap Growth Portfolio, SEC File No.: 811-21038 Roszel/NWQ Small Cap Value Portfolio, SEC File No.: 811-21038 Roszel/Rittenhouse Large Cap Growth Portfolio, SEC File No.: 811-21038 Roszel/Franklin Mid Cap Growth Portfolio, SEC File No.: 811-21038 Roszel/Fayez Sarofim Large Cap Core Portfolio, SEC File No.: 811-21038 Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, SEC File No.:
811-21038
Roszel/Davis Large Cap Value Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

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Merrill Lynch Life Insurance Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534